                                                                    EXHIBIT 10.8

                            Fidelity Investments(R)

                       [Advisor Retirement Connection(R)
                        Premium Service] Retirement Plan

                               SERVICE AGREEMENT
                                      for
                           PROFIT SHARING/401(k) PLAN

This Agreement is between Fidelity Management Trust Company ("Fidelity") and Peet's Coffee & Tea, Inc. (the "Employer"), who maintains the Plan designated below.

Plan Name:              Peet's Coffee & Tea, Inc. Savings & Retirement Plan.

                        _______________________________________________________

Implementation Date:    04/01/1999     Number of Eligible Employees: 331
                                                                     ---
                                       Number of Participants:
                                                                     __________

Select One:
[_] Start-up Plan [X] Conversion Plan or Start-up Plan with assets transferred from another Plan.

Article I.  Startup and Conversion Services
-------------------------------------------

Start-up Plan Fee: (New Plans Only)                                  $_________
Includes:
--------
 .  Camera-ready copy of all relevant Administrative Forms
 .  Fidelity Workbench(TM) Software
 . Implementation Conference Call - Issues covered include electronic data transmission, contribution processing cycles, Plan administrative needs, project timetables, and resource coordination
 .  IRS Determination Letter Kit for Form 5307 filing
 . Prototype Plan and trust document (updated as required to ensure compliance with the Internal Revenue Code)
 .  One original Summary Plan Description

Conversion Plan Fee                                                  $waived
                                                                     -------
(For Conversion Plans or Start-up Plans with assets transferred from another plan)
In addition to documentation above, includes:
--------------------------------------------
 . Establishment of historical data on the Fidelity Participant Recordkeeping System (FPRS)
 .  Preparation of Participant and Plan records for FPRS
 .  Reconciliation to transferred data
 .  Transfer or registration of assets from current Trustee

                                      1.

Article II.  Administrative Service Fees
----------------------------------------

     1.  Annual Recordkeeping Fee (Per Participant)               See Appendix C

 Includes:
 --------

     .  1-800 # Administrator access
     .  Monthly contribution processing
     .  Daily valuation
     .  Up to 10 investment options
     .  Investment exchanges of existing Participant account balances
     .  Investment direction of future contributions
     .  Distribution and withdrawal processing
     .  Monthly Trial Balance and Distribution/Withdrawal Report
     .  Quarterly Administrative Report*
     . Quarterly Statements mailed directly to Participants' address of record* . Twenty-four hour Participant telephone access to account balance and fund price information
     . Annual Plan Year-End Summary Reporting Package on a cash basis (available only for an Employer preparing its own IRS 5500 or 5500-C/R)

     * Quarterly reporting cycle: as of February 28, May 31, August 31 and November 30

     2.  Contribution Processing Cycle - Monthly                    Included in
         per participant                                                    fee

     An additional fee of $60 per payroll in excess of 12 per year will be charged.

         [_]  Semimonthly                                               $  720
                                                                        -------
         [X]  Biweekly                                                  $Waived
                                                                        --------
         [_]  Weekly                                                    $2,400
                                                                        -------

     Contribution processing cycle fee for other than monthly will be prorated for the first year if plan is implemented during mid-year.

Article III.  Trustee Fees
--------------------------

Annual Trustee Fee:                                                $1500
                                                                   -----

As Non-Discretionary Trustee, Fidelity will be:
----------------------------------------------
  . Responsible for the possession and safekeeping of the qualified retirement plan assets
  . Responsible for following the direction of the Administrator in the administration of the Plan assets in the trustee's possession
  . Responsible for following the direction of the Participants in the investment of their individual account balances among the Permissible Investment options made available as investment options under the Plan
  . Responsible for providing the Administrator with a year end balance sheet and annual income statement of the financial activity in the Plan, along with the appropriate schedules to be used in the preparation of the IRS Form 5500 Report/Return for the Plan
  . Responsible for issuing distribution checks and annual IRS Form 1099-R Tax reporting

                                      2.

Article IV.  Additional Services
--------------------------------

1. Loan Initiation and Service Fee
   Participant Loans (Select One)                                $125 per loan
   ------------------------------                                ------------
   [X] Yes   [_] No

   This one-time fee is payable when the loan is originated. Fidelity will be responsible for processing Participant loan transactions.

   If Employer has more than one payroll cycle, loan repayments will be made on the same frequency as contributions:

   [_]  Weekly

   [X]  Biweekly

   [_]  Semi-monthly

   [_]  Monthly

   [_]  Other __________

2. Compliance and Reporting Services Fee:
   Package Non-Discrimination Testing ("NDT") (Select One)        $1500
   -------------------------------------------------------         ----
   [X] Yes  [_] No

   Fidelity will perform non-discrimination testing. Fidelity will perform semiannual Actual Deferral Percentage (ADP) and Actual Contribution Percentage (ACP) non-discrimination tests (if applicable). In addition, Fidelity will perform 402(g) Deferral Limitation Monitoring (for calendar year plans only) (if applicable) and 415 Limitation Monitoring (for defined contribution plans only), and, if necessary, the annual Top Heavy and Minimum Coverage (ratio percentage test only) tests for the Employer's Plan.
   Ad Hoc non-discrimination testing is available and a fee will be provided upon request.

   The Employer will be billed a prorata portion of the entire Compliance and Reporting Services Fee at the end of each quarter based upon the tests elected.

   Signature Ready IRS Form 5500 (Select One)                     Included in
   ------------------------------------------                     -----------
   [X] Yes  [_] No                                                Compliance
                                                                  ----------
                                                                  and Reporting
                                                                  -------------
                                                                  Services Fee
                                                                  ------------

   Please Note: Signature Ready IRS Form 5500 cannot be selected unless Package
                                              ------             --------------
   Non-Discrimination Testing is selected.
   --------------------------------------

   Fidelity will prepare the appropriate signature-ready IRS Form 5500 and Summary Annual Report. The completed IRS Form 5500 Questionnaire must be received from the Employer or Plan Administrator, as appropriate, for the applicable plan year within three and one-half months after plan year end. If this information is not received by the prescribed time, an additional fee of $350 will be charged to the Employer. An Employer maintaining a multiple employer plan that is required to file more than one IRS Form 5500 will be charged an additional fee of $350 for each 5500 required over one.

3. Additional Investment Options Fee:

   There will be an additional annual fee of $500 for each permissible investment option offered in excess of ten (maximum of twenty):

                                      3.

   Number of investments offered under the Plan in excess of ten:

          __________ x $500 =                                         $________

4. Additional Fees for services elected by the Employer and Identified in the attached Addenda

   Identify number of Addenda attached __________.

                                      4.

Article V.  Billing Information
-------------------------------
  Fidelity's quarterly invoice for services rendered will be sent to the following address (quarterly billing cycle is same as quarterly reporting cycle in Article II):

  Company:  Peet's Coffee & Tea
          ----------------------------------------------------------------------
  Contact Name:  Edie Hoffman
               -----------------------------------------------------------------
  Title:  director, human resources        Telephone Number:   510-594-2100
        ------------------------------                      --------------------
  Street Address:  1400 Park Avenue
                 ---------------------------------------------------------------
                    Emeryville, CA 94608
  ------------------------------------------------------------------------------
         (City)                        (State)                 (Zip Code)

Article VI.
-----------

  Prior Recordkeeper:  Benefit Services Corporation
                     -----------------------------------------------------------
  Contact Name:        Georgianna Lewis
               -----------------------------------------------------------------
  Title:               Account Administrator
        ------------------------------------------------------------------------
  Telephone Number:  404-872-0700x1683     Fax Number:  404-876-9014
                   ---------------------              --------------------------
  Street Address:  1375 Peachtree Street NE Suite 300
                 ---------------------------------------------------------------
                   Atlanta, GA  30309-3116
--------------------------------------------------------------------------------
     (City)                          (State)                    (Zip Code)

  Prior Trustee:     Peet's Coffee & Tea
                ----------------------------------------------------------------
  Contact Name:      Jerry Baldwin
               -----------------------------------------------------------------
  Title:             chairman
        ------------------------------------------------------------------------
  Telephone Number:  510-594-2100          Fax Number:         510-594-2180
                   --------------------               --------------------------
  Street Address:    1400 Park Avenue
                 ---------------------------------------------------------------
                     Emeryville, CA 94608
--------------------------------------------------------------------------------
     (City)                          (State)                     (Zip Code)

                                      1.

Article VII.
------------

  Prior Custodian:______________________________________________________________
  (If not Trustee)

  Contact Name:_________________________________________________________________

  Title:________________________________________________________________________

  Telephone Number:______________________   Fax Number:_________________________

  Street Address:_______________________________________________________________

  ______________________________________________________________________________
       (City)                        (State)                    (Zip Code)

  External Payroll Vendor:   ADP
                          ------------------------------------------------------
  Contact Name:              Emily Keller
               -----------------------------------------------------------------
  Title:                     Major Account Manager
        ------------------------------------------------------------------------
  Telephone Number:  404-919-4911           Fax Number:  408-982-2255
                   ----------------------              -------------------------
  Street Address:  3300 Olcott St
                 ---------------------------------------------------------------
                   Santa Clara, CA 95054
  ------------------------------------------------------------------------------
       (City)                        (State)                    (Zip Code)

  Internal Payroll Contact:_____________________________________________________

  Contact Name:_________________________________________________________________

  Title:________________________________________________________________________

  Telephone Number                          Fax Number:
                  ----------------------               -------------------------

  Street Address:_______________________________________________________________

  ______________________________________________________________________________
       (City)                        (State)                    (Zip Code)

  Payroll Frequency/Dates:  bi-weekly
                          --------------

  Please provide all payroll frequencies and dates.

Article VIII.  Terms of Agreement
---------------------------------

This Agreement is subject to the following terms and conditions:

1.  Data Submission: The Employer or Administrator will provide Fidelity with
    ---------------
    accurate and complete data via electronic data transmission or the Fidelity Workbench Software on a timely basis. Fidelity will not be responsible for any losses and/or expenses that arise due to the submission of incorrect or incomplete data, or data transmitted to Fidelity in an improper format.

                                      2.

2. Services: Fidelity shall have the responsibility to perform only those
   --------
   services set forth in Articles I - IV and in any Appendices and Addenda to this Agreement. All other regulatory and administrative matters relating to the Plan shall be the responsibility of the Employer and the Administrator. The Employer acknowledges that Fidelity does not provide legal or tax advice, and that the Employer must obtain its own legal and tax counsel for advice on the Plan design appropriate for its specific situation and on legal and tax issues pertaining to the administration of the Plan.

3. Documents: The Employer must use the [Advisor Retirement Connection(R)
   ---------
   Premium Service] Retirement Plan Basic Plan Document, corresponding Adoption Agreement and Service Agreement. The Employer may not add, delete, or modify the documents in any way without the consent of Fidelity. If the Non-Standardized Adoption Agreement is used, or if the Standardized Adoption Agreement is used and the Employer maintains, or has ever maintained, another plan, the Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Internal Revenue Code. In such case, the Employer is responsible for filing a request with the appropriate Internal Revenue Service office to obtain an individual determination letter for the Plan.

4. Related Employers: The Employer is responsible for determining if the
   -----------------
   Employer is a member of a controlled group of businesses or an affiliated service group, as those terms are defined by the Internal Revenue Code, and for notifying Fidelity of its determination. Fidelity is under no obligation to verify the Employer's determination. Only members of the Employer's controlled group or affiliated service group may participate in the Plan. If the Standardized Adoption Agreement is adopted by the Employer, all members of its controlled group or affiliated service group must be included in the Plan and listed as an adopting related employer in the Adoption Agreement. Failure to do so may result in disqualification of the Plan by the Internal Revenue Service. If the Non-Standardized Adoption Agreement is adopted by the Employer, group members that participate in the Plan must be listed as Related Employers in the Adoption Agreement. All employees of group members must be considered for the coverage and nondiscriminatory contribution requirements of the Plan as well as any plan of a group member. If the Employees controlled group or affiliated service group status changes after initial retention of Fidelity, the Employer must provide timely written notification to Fidelity and take other action to include, exclude or remove group members or former group members from the Plan.

5. Contributions: The Employer shall provide Fidelity with Participant
   -------------
   information in accordance with Fidelity's specifications. The Employer shall be responsible for effecting Employee contributions and the transmittal of Employee and Employer contributions to Fidelity at such times and in such manner as mutually agreed between the parties. The Employer must consolidate the contribution information for multiple payrolls and/or multiple payroll sites onto one diskette, electronic data transmission, Fidelity Workbench Software or magnetic tape before sending it to Fidelity. The Employer will remit contributions by wire transfer to Fidelity after receiving notification and approval from Fidelity to wire the funds. Fidelity shall be responsible for the receipt of such amounts from the Employer and the deposit of the contributions to the accounts of Participants, including the deposit among available investment options, as directed by the Employer or Participants, as the case may be.

6. Telephone and Electronic Directions by Participants: If Participant
   ---------------------------------------------------
   direction is chosen by the Employer, each Participant in the Plan shall be permitted to direct the investment of his/her individual account balance and investment of future contributions among available Permissible Investment options through the use of Fidelity's telephone exchange system, or through electronic medium , to the extent permitted by Fidelity. The Employer hereby directs Fidelity to act upon such telephonic or electronic instructions without questioning the authenticity of such direction other than as provided in this Section. A Participant will be required to provide the Fidelity telephone exchange system representative or electronic medium with his/her Employer's Plan number, Social Security Number and personal identification number. For security purposes, upon proper notice to Fidelity, the Employer shall have the right to require a Participant to respond to additional questions (i.e., date of birth, date of hire, etc.) before being able to access his/her accounts. Only authorized Plan contact(s) and the Participant shall have access to a Participants account.

                                      3.

7. Reliance and Indemnification: Fidelity may rely upon and act upon any
   ----------------------------
   writing or any other medium acceptable to Fidelity, including but not limited to electronic medium , from any person authorized by the Employer, including an Investment Professional, to give instructions concerning the Plan and may conclusively rely upon and be protected in acting upon any written or electronic order from the Employer or upon any other notice, request, consent, certificate, or other instructions or paper reasonably believed by it to have been executed by a duly authorized person, so long as it acts in good faith in taking or omitting to take any such action. Fidelity need not inquire as to the basis in fact of any statement in writing or any other medium acceptable to Fidelity received from the Employer or any other party authorized by the Employer to act on behalf of the Employer. Fidelity shall be entitled to reasonably rely upon the information provided by the Employer in performance of its duties hereunder. Unless resulting from Fidelity's negligence or willful misconduct, the Employer shall indemnify and save harmless Fidelity from any and all liabilities to which Fidelity may be subjected by reason of any act or conduct in carrying out its responsibilities under this Agreement, including all expenses reasonably incurred in its defense.

8. Transition Period: An existing Employer Plan converting to Fidelity will be
   -----------------
   subject to a transition period to facilitate the movement of Participant records and Plan assets from the prior recordkeeper and/or trustee to Fidelity. The Employer will be responsible for ensuring the prior recordkeeper provides Fidelity with all of the required Participant account balance history and related information. The Plan assets must be converted to cash and wired to Fidelity on the Implementation Date unless the assets are already invested in a Permissible Investment option offered under this Agreement. The assets will be invested in a money market fund or the previous investment option(s) that are also offered under this Agreement until all Participant information is received by Fidelity and approved by the Employer. Participants will not be able to take out a loan, make withdrawals or exchanges, or redirect future contributions during the transition period. The duration of the transition period is dependent upon the cooperation of the prior recordkeeper, prior trustee, the Employer and the Administrator. Fidelity cannot guarantee that the transition period will end as of a specified date, or the length of time required to complete the implementation process. Please note, an additional fee of $100 per hour will be charged for data manipulation services involving information not sent in the prescribed format during the Conversion process.

8. Package Non-Discrimination Testing: (Optional Service) If the Employer
   ----------------------------------
   elects to use Fidelity's Package Non-Discrimination Testing Services, Fidelity must-receive complete and accurate data in the required format within forty-five days after the Plan's year end to ensure any Participant refunds, due to the Plan's failure of the ADP and/or ACP tests, are distributed within seventy-five days after the Plan's year end. Fidelity must receive proper written, or any other medium acceptable to Fidelity, authorization from the Employer before making any such distributions.

   All annual IRC tests not identified in Section 2 of Article IV of this Agreement are the responsibility of the Employer. The data for the Package Non-Discrimination Testing Services must be transmitted to Fidelity on the Fidelity Workbench Software. The Employer understands that the non-discrimination test results are based upon information provided to Fidelity by the Employer. Fidelity cannot be responsible for invalid test results that are based upon incorrect or incomplete information provided to Fidelity. Fidelity has no obligation to solicit data, nor does it have an obligation to ascertain the accuracy or completeness of the data received. The Employer must complete Fidelity non-discrimination testing and top-heavy questionnaires before the initial test can be performed. These questionnaires will be provided to the Employer prior to the implementation of the Plan.

   All Consulting Services provided by Fidelity's Non-discrimination Testing Service Group will be provided at a rate of $100 per hour after the first hour. Consulting Services shall include (but are not limited to) telephone calls regarding the gathering, preparation and submission of test data, Plan document reviews, testing interpretations, and telephone calls to review final non-discrimination test results. In addition, any correction or manipulation of Plan data by Fidelity personnel at the request of the Employer will be charged at the rate of $100 per hour.

                                      4.

    If the Plan is adopted by an Employer that is considered to be unrelated to the initial adopting Employer, there will be a charge of $100 per test per unrelated employer for each unrelated employer participating in the Plan. This charge is in addition to any base charges.

10. Signature Ready IRS Form 5500 Services:  (Optional Service) If the Employer
    --------------------------------------
    elects to use Fidelity's Signature Ready IRS Form 5500 Services, Fidelity will prepare the appropriate signature-ready IRS Form 5500 and Summary Annual Report. For Fidelity to complete the signature-ready Form 5500, the Employer must elect to use Fidelity's Package Non-Discrimination Testing Service. The testing process must be completed prior to commencing Form 5500 preparation.

    The Employer agrees to:

    a. Provide the Trustee with a copy of the most recent IRS Form 5500 that was filed with the IRS and a copy of any prior year's return as requested by the Trustee,

    b. Complete a plan questionnaire ("IRS Form 5500 Questionnaire") that is provided by the Trustee. The IRS Form 5500 Questionnaire must be sent to the Trustee within a reasonable time before the initial IRS filing date. The Employer may delegate this responsibility to the Administrator identified in the [Advisor Retirement Connection(R) Premium Service Retirement Plan] Adoption Agreement; however, the Employer is still responsible for the accuracy of the information,

    c. Provide the Trustee with a copy of the independent auditor's report for the Plan if one is required,

    d. Use its best effort, along with the Administrator, to review, sign and timely mail to the IRS the IRS Form 5500 prepared by the Trustee,

    e.  Distribute the Summary Annual Report to Participants and beneficiaries,

    f. Elect the Trustee's 5500 Services prior to the last day of the plan year for which the IRS Form 5500 would be required.

    Fidelity agrees to:

    g. Send the Employer or Administrator, as appropriate, the IRS Form 5500 Questionnaire within 45 days after plan year end. The Trustee shall have no responsibility for verifying the authenticity of the data submitted by the Employer or Administrator, as appropriate, on the IRS Form 5500 Questionnaire,

    h. Use its best effort to timely prepare IRS Form 5500 and summary annual report,

    i. File IRS Form 5558 (Application for Extension of Time To File Certain Employee Plan Returns) to request an extension of time to file the IRS Form 5500 if all the required data is not received from the Employer or Administrator, as appropriate, within a reasonable time before the initial IRS filing date. If all the requested information is not received within a reasonable period before the extended IRS filing date, the Trustee will send the Employer or Administrator, as appropriate, the IRS Form 5500 that has been completed to that date. The Employer or Administrator, as appropriate, will be responsible for supplying the missing information and completing IRS Form 5500,

    j. Assist in responding to IRS inquiries, received by the Employer or Administrator, about any IRS Form 5500 prepared by the Trustee.

11. Distributions and Withdrawals: The Employer is responsible for obtaining the
    -----------------------------
  required completed Plan withdrawal documentation from the Participant and the spouse, if applicable, for any benefits payable under the Plan. The Employer must provide the Participant, beneficiary and spouse, if

                                      5.

   applicable, with any required statutory and regulatory notice(s) and waiver(s). The Employer is responsible for the safekeeping of the Plan withdrawal documentation. Withdrawals for terminated Participants should not be requested until all Employer contributions have been sent to the Trustee and deposited into affected Participants accounts.

   The Employer or Administrator may provide Fidelity with accurate and complete data by either electronic data transmission or diskette generated by the Fidelity Workbench Software ("Software") when any Participant is entitled to receive benefits under the Plan. The Trustee agrees to process Participant withdrawals on any business day, Monday through Friday during any month subject to the following:

   . No withdrawals will be processed, except for loans, from December 15 through January 1.

   . The Administrator may not use the Software to make Participant distributions that are due to the Plan's failure of any required Internal Revenue Code test, that are to an alternate payee under a qualified domestic relations order, that are installment distributions, that are minimum required distributions, or that are to a beneficiary due to a Participant's death.

   . The Software may not be used if the Employer's Plan uses more than one vesting schedule to compute a Participant's vested percentage in his/her Employer contribution account. A Participant's vested percentage on Fidelity's Participant Recordkeeping System will be used to compute distributions unless the Employer provides the Trustee with a separate written direction prior to the distribution processing date indicating the Participant's vested percentage. (Note: Although a Participant's vested percentage line appears on certain Software withdrawal forms, it does not have any operational impact within the system. Therefore, any adjustment to a Participant's vested percentage must be made by the Employer prior to the submission of the data to Fidelity.)

   . The Trustee will provide the Employer with the Software and the corresponding instructions for installation and use. The Software is proprietary information of the Trustee and the Employer may not sell, distribute, copy or use it for any purpose other than to process withdrawals. The Employer must have the minimum hardware and software configuration as specified in the "Getting Started" booklet.

   The Employees submission of the distribution request to the Trustee on the Software constitutes the Employer's authorized written direction by the Administrator to process withdrawals. The Trustee shall have no responsibility for verifying the authenticity of the Participant request or data.

   Distribution and withdrawal requests received on hardcopy forms will be processed monthly on the date determined by Fidelity except withdrawals during December will only be processed the first two weeks of the month. All withdrawal requests received after the monthly cutoff date will be processed the following month. Fidelity reserves the right to change the monthly processing date and to process withdrawals on a more frequent basis.

   Distributions and withdrawals will only be processed if there is complete, accurate and properly authorized data received by Fidelity in the required media. Fidelity will process all withdrawals and mail the distribution checks to the Participants within ten business days of the processing date.

1. Participant Loans: Participant loans shall be made and administered in
   -----------------
   accordance with the provisions of the [Advisor Retirement Connection(R) Premium Service Retirement Plan] Basic Plan Document and the separate loan procedures attached to this Agreement as Appendix B.

2. Participant Communication Materials and Forms: Fidelity may from time to time
   ---------------------------------------------
   produce Participant communication materials and forms for use by the Employer in meeting its obligations under the Plan. The Employer is responsible for reviewing such materials and forms and ensuring

                                      6.

   that the Participant communication materials and forms as provided by Fidelity are complete and accurate descriptions of the terms and provisions of the Employees Plan. To the extent such materials and forms are incomplete or incorrect, the Employer will be responsible for revising the materials or forms as needed, either directly or by notifying Fidelity of the need for the revision. The Employer or Administrator will be responsible for physical custody of all Participant beneficiary designation forms.

3. Investments: Fidelity shall have no discretion or authority with respect to
   -----------
   the investment of the Plan assets but shall act solely as a directed trustee of the contributed funds. All Plan assets must be invested in the investments elected by the Employer and identified in Appendix A and are subject to the conditions contained therein.

4. Fees: As consideration for its services under this Agreement, Fidelity shall
   ----
   be entitled to the fees in accordance with Articles I, II, III, IV and any Appendices and Addenda. A reasonable additional fee will be charged if Fidelity has to reprocess any contribution data transmission due to excessive errors of the Employer or payroll vendor. Fidelity shall charge $100 per hour for expenses incurred for creation of an electronic file related to the termination of this Agreement. In addition, Fidelity reserves the right to charge a termination fee in an amount equal to a full year of fees identified under this Agreement in the event the Employer terminates its relationship with Fidelity within one year after the Implementation Date.

   The Start-up and Conversion Plan Fees in Article I will be billed with the initial invoice generated by Fidelity. The annual base fees in Article II will become effective as of the date the Fidelity Retirement Benefits Line becomes available to Participants or the Employer. All Fidelity fees in Articles II, III and IV will be billed in arrears to the Employer, or Participants, as applicable, on a quarterly basis. Quarterly basis for purposes of billing is defined as February 28, May 31, August 31, and November 30 of each calendar year.

   An Employee is treated as a Participant for purposes of the annual per-Participant fee if he/she has an account balance on any day of the quarter or any previous quarter in the twelve-month annual billing cycle. In addition, a Participant receiving a lump sum distribution will be considered a Participant through the end of the quarterly billing cycle that includes the month of December. The trustee fee in Article III will become effective as of the Implementation Date. If payment of the aforementioned fees is not received by Fidelity within sixty days of receipt of Fidelity's invoice, the fees shall be paid from available Plan forfeitures and shall then be charged against the respective accounts of all Participants in such reasonable manner as the Trustee may determine.

   Fidelity will charge a separate Conversion Plan Fee under Article I if the Employer acquires another Company and merges the acquired Company's Plan with its Plan or receives additional assets for its Plan. The Conversion Plan Fee will be determined after the relevant information has been received by Fidelity and communicated to the Employer prior to the conversion.

5. Duration and Amendment: This Agreement shall remain in effect for the
   ----------------------
   remainder of the current calendar year and shall thereafter be automatically extended for successive one-year terms. Either party, however, by sixty days prior written notice to the other, may terminate this Agreement unless the receiving party agrees to a shorter notice period. This Agreement may be amended or modified periodically by an instrument executed by the parties. Notwithstanding the foregoing, Fidelity reserves the right to amend unilaterally the fee schedule upon sixty days prior written notice to the Employer.

6. Appendices:  The terms and conditions of the attached Appendix(cies) are
   ----------
   hereby incorporated into this Agreement by reference.

7. Service Providers: Fidelity Management Trust Company is the non-discretionary
   -----------------
   Trustee of Employer's Plan. Fidelity may use its affiliates in providing the services described in this Agreement.

                                      7.

8. Force Majeure. Should the performance of this Agreement by any party be
   --------------
   prevented by fire, flood, storm, strike, acts of God, unavoidable casualty, governmental order or state of war, or by any similar cause beyond the control of such party, such party's performance to the extent it is so prevented or delayed shall be excused, provided notice of its inability to perform is given to the other party within a reasonable period of time.

9. Governing Law: This Agreement shall be governed by the laws of the
   -------------
   Commonwealth of Massachusetts except to the extent such laws are superseded by Section 514 of ERISA.

                                      8.

Specimen Signatures
-------------------

At least one person is required to be authorized to provide instructions to Fidelity Management Trust Company regarding the Plan. Only the following person(s) designated below is/are authorized to advise Fidelity on all Plan administrative matters:

NAME & TITLE                          SPECIMEN SIGNATURE
---------------------------------     ---------------------------------------

Kelly Nielson                         /s/ Kelly Nielson
---------------------------------     ---------------------------------------

Human Resources Specialist
---------------------------------


Mark N. Rudolph                       /s/ Mark N. Rudolph
---------------------------------     ---------------------------------------

CFO
---------------------------------


_________________________________     _______________________________________

_________________________________


_________________________________     _______________________________________

_________________________________

PROCEDURE FOR CHANGING SPECIMEN SIGNATURES:

The specimen signatures can be changed by the Employer at any time. To add to a new authorized signer, the Employer must send a letter of instruction signed by an authorized individual to the Fidelity Plan Representative, with an original specimen signature of the new authorized signer. To delete or replace a signer, the Employer should identify the name(s) of the individual(s) who are no longer authorized signer(s). The Employer must provide any change at least ten business days prior to the date the change will become effective.

                                      1.

Execution Page - Fidelity Copy
------------------------------

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:                                Employer:


Mark N. Rudolph
--------------------------------------   _____________________________________
(Print Name)                             (Print Name)


/s/ Mark N. Rudolph
--------------------------------------   _____________________________________
(Signature)                              (Signature)


CFO
--------------------------------------   ____________________________________
(Title)                                  (Title)


1/21/99
--------------------------------------   ____________________________________
(Date)                                   (Date)


Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.

Fidelity Management Trust Company:


______________________________________
(Print Name)


/s/ Ingrid M. Brandenberg
--------------------------------------
(Signature)


Authorized Signatory
--------------------------------------
(Title)


2/12/99
--------------------------------------
(Date)

                                      2.

Execution Page - Employer Copy
------------------------------

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:                             Employer:


Mark N. Rudolph
------------------------------------  ________________________________________
(Print Name)                          (Print Name)


/s/ Mark N. Rudolph
------------------------------------  ________________________________________
(Signature)                           (Signature)


CFO
------------------------------------  ________________________________________
(Title)                               (Title)


1/21/99
------------------------------------  ________________________________________
(Date)                                (Date)

Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.

Fidelity Management Trust Company:


____________________________________
(Print Name)


/s/ Ingrid M. Brandenberg
------------------------------------
(Signature)


Authorized Signatory
------------------------------------
(Title)


2/12/99
------------------------------------
(Date)


NOTE: This page should be signed by both the Employer and Fidelity. The Employer should forward this page to Fidelity after signing it. Fidelity will return it to the Employer after it is executed by an authorized Fidelity representative.

                                      3.

                     Appendix A - Plan Investment Options

       Participant Accounts under the Trust will be invested among the Permissible Investment options listed below pursuant to Participant and/or Employer directions.

              Fund Name                                              Fund Number
              ---------                                              -----------

1.  Treasury Fund-Daily Money Class                                        58
----------------------------------------------------------------         -----
2.  Fidelity Advisor High Yield Fund                                      165
----------------------------------------------------------------         -----
3.  Fidelity Advisor Intermediate Bond Fund                               287
----------------------------------------------------------------         -----
4.  Fidelity Advisor Equity Income Fund                                   280
----------------------------------------------------------------         -----
5.  Dreyfus S&P 500 Index Fund                                           OFYP
----------------------------------------------------------------         -----
6.  Fidelity Advisor Dividend Growth Fund                                 720
----------------------------------------------------------------         -----
7.  Fidelity Advisor Growth Opportunities Fund                            168
----------------------------------------------------------------         -----
8.  Neuberger & Berman Socially Responsive Assets                        OF9F
----------------------------------------------------------------         -----
9.  LifePath 2030 Fund                                                   OFYT
----------------------------------------------------------------         -----
10. Fidelity Advisor Overseas Fund                                        175
----------------------------------------------------------------         -----


       To the extent that the Employer selects as a Permissible Investment option, the Fidelity Advisor Stable Value Portfolio of the Fidelity Group Trust for Employee Benefit Plans ("Group Trust"), the Employer hereby (A) agrees to the terms of the Group Trust and adopts said terms as a part of this Agreement and (B) acknowledges that it has received from the Trustee copies of Declaration of Trust, the Declaration of Separate Fund for the Fidelity Advisor Stable Value Portfolio, the Offering Circular for the Fidelity Advisor Stable Value Portfolio and the IRS Determination Letter for the Group Trust.

                                      1.

                Non-Fidelity Mutual Fund Addendum to Appendix A

Non-Fidelity Mutual Funds
-------------------------

For this purpose, "Non-Fidelity Mutual Funds" shall mean those investment companies registered under the Investment Company Act of 1940, as amended, other than those advised by Fidelity Management & Research Company, permitted under the Peet's Coffee & Tea, Inc. Savings & Retirement Plan and specified in an agreement between Fidelity Investments Institutional Operations Company ("FIIOC"), a division of FMR Corp., and the transfer agent for such investment company ("Fund Vendor"). Fidelity shall provide recordkeeping services for Non-Fidelity Mutual Funds in accordance with the terms and conditions of this Addendum.

Fees and Other Requirements
---------------------------

As consideration for its services under this Addendum, Fidelity shall be entitled to the following fees, in addition to any fees specified elsewhere in this Agreement or in any other agreement between the Employer and Fidelity:

____% (25 basis points) per annum of assets invested in Non-Fidelity Mutual Funds to be paid by [the Employer] or [plan participants utilizing the Non-Fidelity Mutual Fund investments], as specified on the Fee Payment Direction Form.

This fee will be computed and billed in arrears quarterly based on the market value of Non-Fidelity Mutual Funds on the last business day of the quarter. FIIOC shall be entitled to fees as set forth in a separate agency agreement with the Fund Vendor.]

Operational Procedures
----------------------

Pricing. The Fund Vendor will provide to FIIOC the information specified in the agreement between such parties ("Price Information"). If on any business day the Fund Vendor does not provide such Price Information to FlIOC, FIIOC shall pend all associated transaction activity in the Fidelity Participant Recordkeeping System ("FPRS") until the relevant Price Information is made available by Fund Vendor.

Participant Communications. The Fund Vendor shall provide internally prepared fund descriptive information approved by its legal counsel for use by FlIOC in its written participant communication materials. FlIOC shall utilize historical performance data obtained from third-party vendors (currently Morningstar, Inc., FACTSET Research Systems and Upper Analytical Services) in telephone conversations with plan participants and in quarterly participant statements. The Employer hereby consents to FlIOC's use of such materials and acknowledges that FlIOC is not responsible for the accuracy of such third-party information.

Indemnification. The Fund Vendor is responsible for compensating participants and/or FIIOC in the event that losses occur as a result of (1) the Fund Vendor's failure to provide FIIOC with Price Information or (2) providing FIIOC with incorrect Price Information.

                                      1.

              Appendix B - Participant Loan Policy and Procedures

This Loan Policy is adopted in accordance with Article 9 of the Plan. All other provisions governing Participant loans are included in Article 9. This Policy is effective for loans made on or after the Effective Date of this Agreement. Other loans made under the Plan shall continue under their existing terms until they are repaid.

1. Administration - The Employer or Administrator shall administer the Plan loan
   --------------
   program and shall act as the Trustee's agent in holding physical custody of promissory notes and other loan documents, collecting and remitting all principal and interest payments to the Trustee, keeping the proceeds of such loan repayments separate from the other assets of the Employer and clearly identifying such assets as Plan assets, and canceling and surrendering the promissory note and other loan documents to the Participant when a loan has been paid in full.

2. Application Procedures - Applications for loans shall be made to the
   ----------------------
   Administrator on forms available from the Administrator.

3. Conditions and Limitations -
   --------------------------

   a. Minimum Principal Amount. The minimum principal amount of any loan is $1,000.

   b. Duration. The repayment period of any loan shall be no more than five years unless such loan is for the purchase of a Participants primary residence, in which case the repayment period may not extend beyond ten years from the date of the loan.

   c. Repayment Method. A loan to an Employee shall be repaid at least quarterly by payroll. If repayment is not made by payroll deduction, a loan shall be repaid by the Employee to the Employer or Administrator.

   d. Outstanding Loans. A Participant with an existing loan may not apply for another loan until the existing loan is paid in full and may not refinance an existing loan or attain a second loan for the purpose of paying off the existing loan. A Participant may not apply for more than one loan during each Plan Year.

4. Interest Rate - The Administrator shall determine and communicate to the
   -------------
   Trustee a reasonable rate of interest based on the prevailing interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. The interest rate shall remain fixed throughout the duration of the loan.

5. Default - The Administrator shall promptly notify the Trustee of any default.
   -------
   If a distributable event has occurred, the Administrator shall direct the Trustee to foreclose on the promissory note and offset the Participant's vested Account by the outstanding balance of the loan. If a distributable event has not occurred, the Administrator shall direct the Trustee to foreclose on the promissory note and offset the Participant's vested Account as soon as a distributable event occurs.

                                      1.

                                  Appendix C

                           Annual Recordkeeping Fee

The Annual Recordkeeping Fee per Participant for the Employer's Plan will be as follows:

 Average Participant Account Balance Invested in Permissible Investment Options

                            $10,000 - $20,000       $20,001 - $30,000       $30,001 - $50,000     $50,001 or more
  Participants
  101-200                         [$45]                   [$25]                   [$15]                   [$5]**
  201-400                         [$30]                   [$15]                   [$10]*                  [$5]**
  401-600                         [$25]                   [$10]*                  [$5]**                  [$5]**
  601 or more                     [$10]*                  [$5]**                  [$5]**                  [$5]**

NOTE: For multiple plans, plans with 100 or less participants, less than $2 million in assets, or with an average participant balance less than $10,000, the per participant fees will be provided to the Employer.

    *  Conversion Plan Fee is waived. Data manipulation charges may apply.
   ** Compliance & Reporting Services Fees and Conversion Plan Fee are waived. Data manipulation charges may apply.

The Average Participant Account Balance will be calculated based on the ending market value of the last quarterly billing cycle divided by the number of Participants with balances and will be based on assets invested in Permissible Investment Options. However, such term may not include certain Wasting or Frozen GICs.

The per participant fee will be reviewed each quarter. If the Average Participant Account Balance and/or the number of Participants with balances increases from one quarter to the next which results in a lower per participant fee, the lower fee may be applied to the Employer's Plan to the following fee invoice. If the Average Participant Account Balance and/or the number of Participants with balances decreases from one quarter to the next which results in a higher per participant fee, the higher fee may be applied to the Employer's Plan after the annual review of the plan. The fees will be billed in accordance with Article VII, Section 15.

Initial Per Participant Fee (as of Implementation Date)               $  30  *
                                                                      --------
Number of Participants: 331
Total Plan Assets: $1,950,300
Average Participant Account Balance $ 5,892

*Fee is subject to change pending verification of the number of participants and the plan's assets by Fidelity Investments.

                                      1.

                       [ADVISOR RETIREMENT CONNECTION(R)
                       PREMIUM SERVICE] RETIREMENT PLAN
                          FEE PAYMENT DIRECTION FORM

Employer Name  Peet's Coffee & Tea
               -----------------------------------------------------------------

Plan Name  Peet's Coffee & Tea, Inc. Savings & Retirement Plan  Plan Number  001
           ---------------------------------------------------               ---

This form will serve as notification to Fidelity Investments of the party responsible for paying the Fidelity fees of the Employer's Plan. Please note, under Article VII Section 15 of the Service Agreement, fees will be paid out of plan forfeitures (if available) or charged against Participant accounts unless paid by the Employer within sixty days of receipt of Fidelity's invoice. Expenses of the Plan will be:

TYPE OF FEE;                                PAID BY     CHARGED TO      NOT
                                            EMPLOYER   PARTICIPANT*  APPLICABLE

1.  Start-up Plan Fee                          [X]         [_]           [_]

2.  Conversion Plan Fee                        [_]         [_]           [X]

3.  Annual Recordkeeping Fee                   [X]         [_]           [_]

4.  Contribution Processing Fee                [X]         [_]           [_]

5.  Annual Trustee Fee                         [X]         [_]           [_]

6.  Loan Initiation and Service Fee**          [_]         [X]           [_]

7.  Compliance and Reporting Services Fee      [X]         [_]           [X]

8.  Additional Investment Options Fee          [_]         [_]           [X]

9.  GIC Services Fee                           [_]         [_]           [X]

10. Other  ______________________              [_]         [_]           [_]
           ______________________

* The fee charged to each participant will be based on a flat dollar amount unless otherwise directed by the Employer.

**  Charged only to affected participants.

--------------------------------------------------------------------------------

NOTE 1: Any forfeiture occurring during a Plan Year shall be used to reduce administrative expenses under the Plan. Any forfeitures remaining after paying the administrative expenses of the plan shall be applied to reduce the contributions of the Employer next payable under the Plan.

NOTE 2: The Employer shall consult with their attorney to determine if the above expenses are reasonable expenses of the Plan under Sections 403(c)(1) and 404(a)(1)(A) of the Employee Retirement Income Security Act of 1974.

     ACCEPTED

     EMPLOYER

BY:   /s/ Mark N. Rudolph
      ---------------------------

TITLE:      CFO
      ---------------------------

DATE:       1/21/99
      ---------------------------

                                      2.

                            ADVISOR RETIREMENT CONNECTION(R)
                            PREMIUM SERVICE PROGRAM
                            SUMMARY OF ASSETS FORM

Employer Name:   Peet's Coffee & Tea

Plan Name:       Peet's Coffee & Tea, Inc Savings & Retirement Plan

This form represents a complete list of the assets for the above-mentioned plan. As one of the conditions for acceptance Into the ADVISOR RETIREMENT CONNECTION(R) - PREMIUM SERVICE PROGRAM, all assets must be liquidated prior to the implementation date or mapped to like funds on the conversion date. Please note, this form must be completed and signed in order to be accepted by Fidelity Investments.

-----------------------------------------------------------------------------------------------------------------------------
      EXISTING                            CURRENT           IF MAPPED           IF LIQUIDATED          DATE OF LIQUIDATION
       FUNDS                             BALANCES         LIST NEW FUNDS            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
 Treasury - Daily Money                                   Same
-----------------------------------------------------------------------------------------------------------------------------
 F.A. High Yield                                          Same
-----------------------------------------------------------------------------------------------------------------------------
 F.A. Equity Income                                       Same
-----------------------------------------------------------------------------------------------------------------------------
 F.A. Growth Opportunities                                Same
-----------------------------------------------------------------------------------------------------------------------------
 F.A. Overseas                                            Same
-----------------------------------------------------------------------------------------------------------------------------
 F.A. Natural Resources                                   Same                                         4/1/99
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Total
-----------------------------------------------------------------------------------------------------------------------------

I represent that I am authorized to complete and execute this information on behalf of the Plan Sponsor, and that the above information is accurate and complete. I further represent that all plan assets can be liquidated or mapped as required for acceptance of this plan. I understand that inaccurate or incomplete information may preclude Fidelity's acceptance of this plan or delay the plan's implementation.

-----------------------------------------------------------------------------------------------------------------------------
 BY:                       Mark Rudolph  /s/ Mark N. Rudolph
-----------------------------------------------------------------------------------------------------------------------------
 TITLE:                    CFO
-----------------------------------------------------------------------------------------------------------------------------
 DATE:
-----------------------------------------------------------------------------------------------------------------------------